UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2011

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH 45242-4716

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits, of the the current report on Form 8-K filed December 7, 2011, by Streamline Health Solutions, Inc. (the “Company”), relating to the completion of the acquisition of Interpoint Partners, LLC (“Interpoint”), and this current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits, of the current report on Form 8-K filed on December 8, 2011. This amendment includes the historical annual and interim financial statements of Interpoint for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma condensed combined statement of operations for the twelve month period ended January 31, 2011 and the nine month period ended October 31, 2011 and the unaudited condensed combined balance sheet as of October 31, 2011 pursuant to Article 11 of Regulation S-X.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited balance sheet of Interpoint as of December 31, 2010 and the related statement of operations and changes in member’s deficit, and cash flows for the year then ended, including the notes to financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of Interpoint as of September 30, 2011and 2010, including the notes to financial statements, is filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations for the twelve months ended January 31, 2011; the unaudited pro forma condensed combined statement of operations for the nine months ended October 31, 2011; and the unaudited pro forma condensed combined balance sheet as of October 31, 2011, are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Asset Purchase Agreement, dated December 7, 2011 among the Company, IPP Acquisition, LLC, and Interpoint Partners, LLC. *

10.2	Convertible Subordinated Promissory Note, dated December 7, 2011 issued by the Company and IPP Acquisition, LLC in favor of Interpoint Partners, LLC. *

10.3	Registration Rights Agreement, dated December 7, 2011, between the Company and Interpoint Partners, LLC. *

10.4	Subordinated Credit Agreement, dated December 7, 2011 between Streamline Health, Inc. and Fifth Third Bank. *

10.5	Senior Credit Agreement, dated December 7, 2011 between Streamline Health, Inc. and Fifth Third Bank. *

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated December 8, 2011. *

99.2	Audited balance sheet of Interpoint Partners, LLC as of December 31, 2010, and the related statement of operations and changes in member’s deficit, and cash flows for the year then ended, including the notes to financial statements and the report of the independent auditor thereon.

99.3	Unaudited interim financial statements of Interpoint Partners, LLC as of September 30, 2011and 2010, including the notes to financial statements.

99.4	The unaudited pro forma condensed combined statement of operations for the twelve months ended January 31, 2011; the unaudited pro forma condensed combined statement of operations for the nine months ended October 31, 2011; and the unaudited pro forma condensed combined balance sheet as of October 31, 2011.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: February 21, 2012	By:	/s/ Stephen H. Murdock
Stephen H. Murdock
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated December 7, 2011 among the Company, IPP Acquisition, LLC, and Interpoint Partners, LLC. *

10.2	Convertible Subordinated Promissory Note, dated December 7, 2011 issued by the Company and IPP Acquisition, LLC in favor of Interpoint Partners, LLC. *

10.3	Registration Rights Agreement, dated December 7, 2011, between the Company and Interpoint Partners, LLC. *

10.4	Subordinated Credit Agreement, dated December 7, 2011 between Streamline Health, Inc. and Fifth Third Bank. *

10.5	Senior Credit Agreement, dated December 7, 2011 between Streamline Health, Inc. and Fifth Third Bank. *

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated December 8, 2011. *

99.2	Audited balance sheet of Interpoint Partners, LLC as of December 31, 2010, and the related statement of operations and changes in member’s deficit, and cash flows for the year then ended, including the notes to financial statements and the report of the independent auditor thereon.

99.3	Unaudited interim financial statements of Interpoint Partners, LLC as of September 30, 2011and 2010, including the notes to financial statements.

99.4	The unaudited pro forma condensed combined statement of operations for the twelve months ended January 31, 2011; the unaudited pro forma condensed combined statement of operations for the nine months ended October 31, 2011; and the unaudited pro forma condensed combined balance sheet as of October 31, 2011.

*	Previously filed.